Exhibit 10.2

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the 20th day of October, 2009 by and among GlycoMimetics, Inc., a Delaware corporation (the “Company”), and the investors listed on Exhibit 1.01, as updated from time to time, hereto (the “Investors”) and each Person who shall, after the date hereof, acquire shares of Series A-1 Preferred Stock of the Company pursuant to (A) the Purchase Agreement (as defined below) or (B) a transfer of shares of Restricted Stock (as defined below) wherein rights under this Agreement are validly assigned, and joins in and becomes a party to this Agreement by executing and delivering to the Company a counterpart signature page in the form attached hereto and who shall be listed on an updated Exhibit 1.01, each of which is also herein referred to as an “Investor” and collectively as the “Investors.”

RECITALS

WHEREAS, the Company and certain of the Investors are parties to the Series A-1 Convertible Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement;” such Investors, the “Series A-1 Investors”);

WHEREAS, the Company and certain of the Investors are parties to that certain Amended and Restated Investor Rights Agreement dated as of June 19, 2006 (the “Prior Investor Rights Agreement”);

WHEREAS, in order to induce the Series A-1 Investors to enter into the Purchase Agreement, and purchase shares of Series A-1 Convertible Preferred Stock, par value $0.001 per share (the “Series A-1 Preferred Stock,” and together with any other shares of the Company’s Preferred Stock issued after the date hereof, the “Preferred Shares”), immediately prior to execution of the Purchase Agreement and this Agreement, all outstanding shares of the Company’s previously existing Series A Preferred Stock and Series B Preferred Stock converted into Common Stock (such Common Stock received upon conversion of such previously existing Series A Preferred Stock and Series B Preferred Stock, as detailed on Exhibit 1.01 attached hereto, the “Converted Shares”); and

WHEREAS, in order to induce the Series A-1 Investors to enter into the Purchase Agreement, and purchase shares of Series A-1 Convertible Preferred Stock thereunder, the parties hereto desire to amend and restate the Prior Investor Rights Agreement to read in its entirety as set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” shall mean, with respect to a Person, any other Person controlling, controlled by, or under common control or otherwise under common investment management with such Person; provided, however that, with respect to Anthem Capital II, L.P. (“Anthem”), the term “Affiliate” shall include the United States Small Business Administration and any third party approved by the Board of

Directors, with respect to Novartis Bioventures Ltd., the term “Affiliate” shall mean: (x) any direct or indirect subsidiary of Novartis AG, (y) any foundation sponsored by Novartis AG or its direct or indirect subsidiaries, and (z) any co-investment funds of Novartis, provided that such co-investment funds, which are (or will be) organized as limited partnerships, meet the following criteria: (i) the general partner of such limited partnership is a wholly owned direct or indirect subsidiary of Novartis AG; (ii) the general partner of such limited partnership manages any such co-investment fund; and (iii) the limited partners of the limited partnership are directors and/or employees of Novartis AG or its direct or indirect subsidiaries.

“Board of Directors” shall mean the board of directors of the Company as constituted from time to time.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” shall mean the Common Stock, $0.001 par value, of the Company, as constituted as of the date of this Agreement.

“Computer Programs” shall mean (i) any and all computer programs (consisting of sets of statements or instructions to be used directly or indirectly in a computer in order to bring about a certain result), and (ii) all associated data and compilations of data, regardless of their form or embodiment. “Computer Programs” shall include, without limitation, all source code, object code and natural language code therefor, all versions thereof, all screen displays and designs thereof, all component modules, all descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, and all documentation, including without limitation user manuals and training materials, relating to any of the foregoing.

“Conversion Shares” shall mean shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Intellectual Property Rights” shall mean all of the following: (i) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, re-examination, utility, model, certificate of invention and design patents, patent applications, registrations and applications for registrations, (ii) trademarks, service marks, trade dress, logos, tradenames, service names and corporate names and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) trade secrets and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (vi) Computer Programs, (vii) other proprietary rights relating to any of the foregoing (including without limitation associated goodwill and remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) and (viii) copies and tangible embodiments thereof.

“Key Employee” or “Key Employees” shall mean and include the President, chief executive officer, chief financial officer, chief operating officer, chief technology officer, vice presidents of operations, research, development, sales or marketing, or any other individual who performs a significant role in the operations of the Company or a Subsidiary as may be reasonably designated by the Board of Directors of the Company.

“Major Investor” shall mean any Investor who holds at least 1,000,000 Preferred Shares (as adjusted for stock splits, stock dividends, combinations, subdivisions, recapitalizations and similar events); for purposes of this definition, shares held by Affiliates of an Investor shall be aggregated for purposes of determining whether any Investor is a “Major Investor” under this Agreement.

“Material Adverse Change” shall mean a material adverse change in the business, operations, affairs, or financial condition of the Company.

“NEA” shall mean New Enterprise Associates 13, L.P.

“Person or Persons” shall mean an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

“Qualified Public Offering” shall mean a fully underwritten, firm commitment public offering pursuant to an effective registration under the Securities Act covering the offer and sale by the Company of its Common Stock in which the aggregate net proceeds to the Company equal or exceed $36,000,000, in which the price per share of such Common Stock equals or exceeds $3.80 per share (such price subject to adjustment in the event of any stock splits, stock dividends, combinations, subdivisions, reorganizations and similar events).

“Registration Expenses” shall mean the expenses so described in Section 8.

“Reserved Employee Shares” shall mean shares of Common Stock and options, warrants and other rights to acquire Common Stock, and Common Stock issued pursuant to such options, warrants and other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued or reserved for issuance under the Company’s 2003 Stock Incentive Plan, as amended and as adopted and approved by the Board of Directors, not to exceed in the aggregate 4,829,003 shares of Common Stock (as appropriately adjusted in accordance with the Company’s Amended and Restated Certificate of Incorporation and to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock).

“Restated Certificate” shall mean the Company’s Amended and Restated Certificate of Incorporation.

“Restricted Stock” shall mean (i) the Conversion Shares and any other shares of Common Stock acquired by any of the Investors after the date hereof and (ii) the Converted Shares, but excluding in either case any such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean the expenses so described in Section 8.

“Series A-1 Directors” shall mean the Company’s directors designated by NEA pursuant to Section 5(ii)(b) of the Stockholders Agreement.

“Stockholders Agreement” shall mean the Second Amended and Restated Stockholders Agreement, of even date herewith, by and among the Company and the “Stockholders” (as defined therein).

“Subsidiary” or “Subsidiaries” shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of its other subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of equity securities of such corporation, partnership, trust or other entity.

2. Restrictive Legend. Each certificate representing Preferred Shares, Conversion Shares or Restricted Stock shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legends required under applicable state securities laws or regulations):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY WITH RESPECT TO THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS. THE VOTING RIGHTS WITH RESPECT TO, AND SALE OR OTHER DISPOSITION OF, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT DATED AS OF OCTOBER 20, 2009 AS AMENDED FROM TIME TO TIME. A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.”

A certificate shall not bear such legend immediately prior to, and following, any disposition of securities pursuant to Sections 4, 5, or 6 or in any case where such legend is determined not to be required under Section 3 hereof.

3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares, Conversion Shares or Restricted Stock (other than under the circumstances described in Sections 4, 5 or 6 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed that Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP shall be satisfactory counsel) or other evidence reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws (it being understood that no such evidence shall be required with respect to any transfer made to one or more partners, members or Affiliates of the transferor), whereupon (subject to the other provisions of this Section 3) the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice. Each certificate for Preferred Shares, Conversion Shares or Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. Any transferee of stock for which a legend is required to be borne pursuant to the preceding sentence shall, as a condition to such transfer, execute and deliver to the Company a representation letter in form and substance reasonably satisfactory to the Company’s counsel to the effect that the transferee is acquiring such stock for its own account, for investment purposes and not with a view to the distribution thereof.

4. Required Registration.

(a) Subject to Section 4(b) below, at any time after the earlier of the third anniversary of the date of this Agreement or six months after the closing of an initial public offering, the holders of Restricted Stock constituting at least 40% in interest of the Conversion Shares then outstanding may request the Company to register under the Securities Act all or any portion of the Restricted Stock (but not less than an amount of Restricted Stock that would result in an anticipated aggregate offering price, net of selling expenses, of ten million dollars ($10,000,000)) for sale in the manner specified in such notice. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of any registration statement on Form S-1 filed by the Company. All registration pursuant to this Section 4(a) are referred to herein as “Demand Registrations.”

(b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock and Preferred Shares from whom notice has not been received and such holders shall then be entitled within 30 days thereafter to request the Company to include in the requested registration all or any portion of their shares of Restricted Stock. The Company shall use its reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of disposition described in paragraph (a) above, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). The Company shall not be obligated to effect, or to take any action to effect, any registration of Restricted Stock pursuant to this Section 4 after the Company has effected registrations on two occasions pursuant to Section 4(a) and such registrations have been declared or ordered effective; provided, however, that a registration shall be deemed to be effected only when a registration statement covering at least 85% of the shares of Conversion Shares specified in notices received as aforesaid for sale in accordance with the method of disposition specified by the requesting holders shall have become effective or if such registration statement has been withdrawn prior to the consummation of the offering at the request of the holders of a majority of the Conversion Shares to be registered pursuant thereto (other than as a result of a Material Adverse Change).

(c) The Company shall be entitled to include in any registration statement referred to in this Section 4 shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter, such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4 or registrations relating solely to employee benefit plans on Forms S-1 or S-8 or any successors thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders requesting sale pursuant to an underwritten offering pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

(d) If in the opinion of the managing underwriter the inclusion of all of the Restricted Stock requested to be registered under this Section would adversely affect the marketing of such shares, shares to be sold by the holders of Restricted Stock, if any, shall be excluded only after any shares to be sold by the Company have been excluded.

(e) Unless the holders requesting a Demand Registration have been able to include all of the Restricted Stock requested by such holders in such Demand Registration, the Company shall not include in such Demand Registration any securities which are not Restricted Stock. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of shares of Restricted Stock and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the holders of Conversion Shares making such Demand Registration, the Company shall include in such registration: (i) first, Conversion Shares pro rata among the holders of such Conversion Shares on the basis of the number of Conversion Shares owned by such holders, (ii) the Restricted Stock other than Conversion Shares, pro rata among the holders of such Restricted Stock other than Conversion Shares on the basis of the number of shares (other than Conversion Shares) owned by such holders, and (iii) third, securities for the Company’s account and (iv) fourth, other securities which are not Restricted Stock requested to be included in such registration pursuant to contractual obligation rights, pro rata among the holders thereof on the basis of the number of their securities requested to be included therein.

5. Incidental Registration. If (but without obligation to do so) the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public solely for cash, whether for its own account or for the account of other security holders or both (except with respect to registration statements relating solely to employee benefit plans on Forms S-1 or S-8, registration statements on Form S-4, or registration statements on another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its reasonable best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering, the number of shares of Restricted Stock to be included in such an underwriting may be reduced in accordance with Section 4(e) above if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock, and provided, further, however, that in no event may less than 20% of the total number of shares of Common Stock to be included in such underwriting be made available for shares of Restricted Stock (except that in the case of the initial public offering only if the managing underwriter shall in good faith advise the holders proposing to distribute their securities through such underwriting that such level of participation would, in its opinion, materially adversely affect the offering price or its ability to complete the offering, in which case the number of shares of Restricted Stock included shall be further reduced to such number which, in the opinion of the managing underwriter, can be included in the registration and underwriting without such an effect).

6. Registration on Form S-3. If at any time (i) a holder or holders of Restricted Stock then outstanding requests in writing that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice; provided, however, the Company shall not be required to effect any such registration, qualification or compliance pursuant to this Section 6 if (x) Form S-3 is not available for such offering by the holders of Restricted Stock; (y) the holders of Restricted Stock, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Restricted Stock and other securities of less than $1,000,000; (z) the Company shall furnish to the holders of Restricted Stock a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period not more than 60 days after the receipt of the request of the holder or holders of Restricted Stock under this Section 6; provided, however, that the Company shall not defer more than two filings of the Form S-3 in any 12 month period; (xx) the Company has, within the 12 month period preceding the date of such request, already effected two registrations on Form S-3 for the holders of Restricted Stock pursuant to this Section 6, or (yy) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance. Whenever the Company is required by this Section 6 to use its reasonable best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration.

7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its reasonable best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement (which, in the case of an initial public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

(c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

(d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) use its reasonable best efforts to list the Restricted Stock covered by such registration statement with any securities exchange or national quotation system on which the Common Stock of the Company is then listed;

(f) provide a transfer agent and registrar, as well as a CUSIP number, for all such Restricted Stock, not later than the effective date of such registration statement;

(g) notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to such seller, and (ii) a letter dated such date, from the independent public accountants of the Company, addressed to the underwriters and to such seller, in a form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering;

(i) advise each selling holder of Restricted Stock, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(j) cooperate with the selling holders of Restricted Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two business days prior to any sale of Restricted Stock; and

(k) permit any holder of Restricted Stock which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included, subject to review by the Company and its counsel after consultation with such holder.

For purposes of Sections 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in an initial public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or 120 days after the effective date thereof.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 4, 5, 6 or 7 with respect to Restricted Stock of any selling holder that such holder furnish to the Company in writing such information regarding itself, the Restricted Stock held by it, and the proposed method of distribution of such securities as shall be necessary to comply with all applicable federal and applicable state securities laws. The Company shall have no obligation with respect to any registration required pursuant to Sections 4 or 6 if the number of shares or the anticipated aggregate offering price of the Restricted Stock to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration under Sections 4 or 6, whichever is applicable.

In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature.

No Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, and reasonable fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called “Selling Expenses.”

The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

9. Indemnification and Contribution.

(a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company, to the extent permitted by law, will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who “controls” such seller or underwriter (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company: (x) will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus or (y) will not be liable for any amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

(b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will, to the extent permitted by law, indemnify and hold harmless the Company, each person, if any, who “controls” the Company (within the meaning of the Securities Act), each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who “controls” any underwriter (within the meaning of the Securities Act), against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) to be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds received by such holder for the sale of Restricted Stock registered under such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and the Investors under this Section 9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 9.

(g) It is expressly agreed that in accordance with Maryland law, as summarized in Opinion of the Maryland Attorney General No. 86-064 dated December 1, 1986, absent already available appropriations to fund indemnification or contribution obligations that may arise under this Section 9, any such obligations of the Maryland Department of Business and Economic Development (“DBED”) are conditioned on the availability of appropriations for use by DBED at the time the indemnification or contribution obligations arise. Any such obligations are further limited to the extent of the State of Maryland’s statutory waiver of its sovereign immunity.

10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock and the Preferred Stock as so changed.

11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each holder of Restricted Stock, so long as such holder owns Restricted Stock, forthwith upon request (i) a written statement by the Company that the Company has complied with the reporting requirements of such Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

12. Right of First Offer.

(a) Right of First Offer. The Company shall not issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (i) shares of Common Stock, (ii) any other equity security of the Company, (iii) any debt security of the Company (other than debt with no equity feature) including, without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell such securities (the “Offered Securities”) to the Major Investors. Each time the Company proposes to offer the Offered Securities, the Company shall first make an offering of such Offered Securities to each Major Investor by delivering a notice by mail (the “Company Notice”) to the Major Investors stating (i) its bona fide intention to offer such Offered Securities, (ii) the number of such shares of Offered Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such shares of Offered Securities. Upon delivery of the Company Notice, each Major Investor shall have the right to purchase (x) that portion of the Offered Securities as the number of shares of Restricted Stock then held by such Major Investor bears to the total number of shares of outstanding capital stock of the Company (assuming the exercise and conversion of all exercisable and convertible securities) (the “Basic Amount”), and (y) such additional portion of the Offered Securities as such Major Investor shall indicate it will purchase should any other Major Investor subscribe for less than its Basic Amount (the “Undersubscription Amount”), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Major Investor (the “Offer”), which Offer by its terms shall remain open and irrevocable for a period of 20 days from receipt of the offer.

(b) Notice of Acceptance. Notice of each Major Investor’s intention to accept, in whole or in part, any Offer made pursuant to Section 12(a) shall be evidenced by a writing signed by such Major Investor and delivered to the Company prior to the end of the 20-day period of such offer, setting forth such of the Major Investor Basic Amount as such Major Investor elects to purchase and, if such Major Investor shall elect to purchase all of its Basic Amount, such Undersubscription Amount as such Major Investor shall elect to purchase (the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Major Investors are less than the total of the Major Investors’ Basic Amounts (such difference, the “Available Undersubscription Amount”), then the Company shall promptly notify each Major Investor which purchases all the shares available to it of any other Major Investor’s failure to do likewise, whereupon each Major Investor who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all

Undersubscription Amounts it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the Available Undersubscription Amount, each Major Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Major Investor bears to the total Undersubscription Amounts subscribed for by all Major Investors, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

(c) Conditions to Acceptances and Purchase.

(i) Permitted Sales of Refused Securities. In the event that Notices of Acceptance are not given by the Major Investors in respect of all the Offered Securities, the Company shall have ninety (90) days from the expiration of the period set forth in Section 12(a) to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Major Investors (the “Refused Securities”) to the Person or Persons specified in the Offer or any other Person or Persons, but only for cash and otherwise in all respects upon terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other Person or Persons or less favorable to the Company than those set forth in the Offer. If the Company does not enter into an agreement for all of the Refused Securities within such ninety (90) day period and if such agreement is not consummated within sixty (60) days thereafter, the rights provided under this Section 12 shall be deemed to be revived with respect to the Refused Shares not purchased and such unpurchased Refused Shares shall not be offered unless first reoffered to the Major Investors pursuant to this Section 12.

(ii) Closing. Upon the closing, which shall include full payment to the Company, of the sale to such other Person or Persons of all the Refused Securities, the Major Investors shall purchase from the Company, and the Company shall sell to the Major Investors, the number of Offered Securities determined pursuant to Section 12(a) and Section 12(b) and upon the terms and conditions specified in the Offer. The purchase by the Major Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Major Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Major Investors and their respective counsel. Any Offered Securities not purchased by the Major Investors or other Person or Persons in accordance with this Section 12(c) may not be sold or otherwise disposed of until they are again offered to the Major Investors under the procedures specified in Sections 12(a), 12(b) and 12(c).

(d) Termination of Right of First Offer. The rights of the Major Investors under this Section 12 shall terminate immediately prior to, but subject to, the consummation of the Company’s first firm commitment underwritten public offering of its Common Stock pursuant to the Securities Act (an “IPO”); provided, however, that the rights of the Investors pursuant to this Section 12 may be waived as to all of such Investors by the affirmative vote or written consent of holders of a majority in interest of the Conversion Shares held by Major Investors, and any such waiver shall be binding on all Investors, even if any of such Investors do not execute such waiver and irrespective of whether one or more Investors participates in the purchase of the Offered Securities.

(e) Exception. The rights of the Major Investors under this Section 12 shall not apply to:

(i) (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock or (b) Preferred Stock issued as a dividend to holders of Preferred Stock upon any subdivision or combination of shares of Preferred Stock;

(ii) any Common Stock issued in connection with a Qualified Public Offering;

(iii) any Preferred Shares sold pursuant to the Purchase Agreement;

(iv) the Conversion Shares;

(v) any Reserved Employee Shares;

(vi) any securities issued pursuant to the acquisition of another bona fide commercial operating entity by the Company or any of its Subsidiaries by merger (whereby the Company or any of its Subsidiaries owns no less than 51% of the voting power of such corporation) or purchase by the Company or any of its Subsidiaries of all or substantially all of such entity’s stock or assets, if such acquisition is approved by the Board of Directors;

(vii) any securities issued in connection with a strategic partnership, joint venture or other similar agreement (other than primarily for equity financing purposes), provided that such is approved by the Board of Directors;

(viii) any warrants to purchase Common Stock issued in connection with a bank loan or lease with a financial institution or the issuance of Common Stock upon the exercise of any such warrant (other than primarily for equity financing purposes) provided that such is approved by the Board of Directors;

(ix) any securities issued prior to the date hereof; or

(x) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities either (a) issued prior to the date hereof or (b) if such original convertible or exercisable securities were subject to the provisions of this Section 12.

(f) Assignment. The right of first offer set forth in this Section 12 may not be assigned or transferred, except that such right is assignable by each Major Investor to any Affiliate of such Major Investor.

13. Covenants of the Company.

(a) Affirmative Covenants of the Company Other Than Reporting Requirements. Without limiting any other covenants and provisions hereof, and except to the extent the following covenants and provisions of this Section 13(a) are waived in any instance by the holders of at least a majority in interest of the Preferred Shares (voting together as a single class and not as separate series and on an as-converted basis), the Company covenants and agrees that until the consummation of an IPO it will perform and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

(i) Payment of Taxes and Trade Debt. Pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company or any Subsidiary; provided, however, that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or any Subsidiary shall have set aside on its books sufficient reserves, if any, with respect thereto. Pay and cause each Subsidiary to pay, when due, or in conformity with customary trade terms, all lease obligations, all other indebtedness incident to the operations of the Company or its Subsidiaries, except as such are being contested in good faith and by proper proceedings if the Company or Subsidiary concerned shall have set aside on its books sufficient reserves, if any, with respect thereto.

(ii) Maintenance of Insurance. The Company shall use its reasonable best efforts to maintain from responsible and reputable insurance companies or associations a term life insurance policy on the life of each of Rachel King and John Magnani (so long as each remains an employee of the Company), each policy to be in the amount of $2,000,000, the proceeds of which will be payable to the order of the Company. The Company shall maintain and cause each Subsidiary to obtain and maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is customarily carried by similarly situated companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates (including Directors and Officers and Errors and Omissions insurance in amounts and on terms acceptable to the Series A-1 Directors), but in any event in amounts sufficient to prevent the Company or Subsidiary from becoming a co-insurer. Except as otherwise expressly provided herein, the Company will not cause or permit any assignment of the proceeds of any such insurance policy and will not borrow against any such policy. The Company will add NEA as a notice party to all policies and will request that the issuer(s) of any such policy provide such designees with at least 10 days’ notice before such policy is terminated (for failure to pay premiums or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof.

(iii) Preservation of Corporate Existence. Preserve and maintain, and, unless the Company deems it not to be in its best interests, cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties. The Company shall use its reasonable best efforts to secure, preserve and maintain, and cause each Subsidiary to secure, preserve and maintain, all licenses and other rights to use Intellectual Property Rights owned or possessed by it and deemed by the Company to be material and necessary to the conduct of its business and the businesses of its Subsidiaries, taken as a whole.

(iv) Compliance with Laws. Comply, and cause each Subsidiary to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, where noncompliance would have a Material Adverse Change.

(v) Inspection. Permit, upon reasonable request and notice, each of the Major Investors or any agents or representatives thereof, provided that the Board of Directors has not reasonably determined that such Major Investor or any of its Affiliates is a competitor of the Company, to examine and make copies of and extracts from the books of account of, and visit and inspect the properties of the Company and any Subsidiary, to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, directors or Key Employees and independent accountants, and consult with and advise the management of the Company and any Subsidiary as to their affairs, finances and accounts, all at reasonable times during normal business hours.

(vi) Confidentiality. Subject to the disclosure of information of a nontechnical nature, including financial information, which such Investor discloses to its partners and/or shareholders generally and informs such partners and/or shareholders of the confidential nature of such information and directs them to maintain the confidentiality thereof, each Investor agrees to use, and to use commercially reasonable efforts to ensure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information (but in no event less than reasonable care) to keep confidential any information furnished to it which the Company identifies as being proprietary or confidential except such information that (a) was in the public domain prior to the time it was furnished to such Investor, (b) is or becomes (through no action or inaction by any Investor) generally available to the public, (c) was in its possession or known by such Investor without restriction prior to receipt from the Company, (d) was rightfully disclosed to such Investor by a third party without restriction or (e) was independently developed without any use of, or reference to, the Company’s confidential information. Notwithstanding the foregoing, each Investor that is a limited partnership that is a bona fide venture capital or private equity fund may disclose summary financial information or a summary overview of the Company’s business (which overview shall not include any proprietary scientific or technical information) to any former partners who retained an economic interest in such Investor, and to any current or prospective partner, limited partner, general partner or management company of such Investor (or any employee or representative of any of the foregoing) (each of the foregoing persons, a “Permitted Disclosee”) or legal counsel, accountants or representatives for such Investor or Permitted Disclosee, provided, however, that any Permitted Disclosee to whom Company confidential information is disclosed shall be subject to the confidentiality provisions of the operating agreements of such Investor (which shall provide that each Permitted Disclosee shall at least use reasonable care to keep confidential all such confidential information), which operating agreements obligate any such Permitted Disclosee to maintain the confidence of any such confidential information subject to certain exceptions (which are substantially similar to those contained in (a) through (e) above). Furthermore, nothing contained herein shall prevent any Investor or any Permitted Disclosee from (x) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company), provided that such Investor or Permitted Disclosee does not disclose or otherwise make use of any proprietary or confidential information of the Company in connection with such activities, or (y) making any disclosures required by law, rule, regulation or court or other governmental order, provided that the Company is given reasonable advance notice of such required disclosure, to the extent reasonably practicable, so that it can take steps (with the Investors’ and Permitted Disclosees’ reasonable cooperation) to prevent or mitigate such disclosure. Furthermore, DBED agrees that all of the Confidential Information and General

Information constitutes a “trade secret”, “confidential commercial information”, and/or “confidential financial information” for purposes of Section 10-617 of the State Government Article of the Annotated Code of Maryland, as amended (“Exempt PIA Information”). DBED shall, within 5 business days of receipt, return to the Company any Confidential Information, including any copies thereof or notes regarding such information in whatever form or media, that DBED does not believe in good faith qualifies as Exempt PIA Information.

(vii) Keeping of Records and Books of Account. Keep, and cause each Subsidiary to keep, adequate records and books of account in which true and complete entries will be made in accordance with generally accepted accounting principles (“GAAP”) consistently applied, reflecting all financial transactions of the Company and any Subsidiary, and including, for each fiscal year, adequate reserves in accordance with GAAP for depreciation, depletion, returns of merchandise, obsolescence, amortization, taxes, and bad debts.

(viii) Maintenance of Properties. Maintain and preserve, and cause each Subsidiary to maintain and preserve, all of its properties and assets, necessary for the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

(ix) Budgets Approval. Not later than 30 days prior to the commencement of each fiscal year, prepare and submit to, and obtain the approval of the Board of Directors of, a business plan and monthly operating budgets in detail for the upcoming fiscal year, including capital and operating expense budgets, cash flow projections and profit and loss projections, all itemized in reasonable detail (including itemization of provisions for officers’ compensation). Review the budget and business plan periodically, and resubmit all changes therein and all material deviations therefrom to the Board of Directors. The Company shall not enter into any activity not in the ordinary course of business and not envisioned by the budget and business plan, unless approved by the Board of Directors.

(x) Financings. Inform the Board of Directors of any negotiations, offers or contracts relating to possible financings of any nature for the Company, whether initiated by the Company or any other Person, except for (A) arrangements with trade creditors, and (B) utilization by the Company or any Subsidiary of commercial lending arrangements with financial institutions.

(xi) By-laws. At all times, cause the bylaws of the Company (or the Restated Certificate) to provide that, unless otherwise required by the laws of the State of Delaware, (i) any two directors and (ii) any holder or holders of at least 25% of the outstanding Preferred Shares, shall have the right to call a meeting of the Board of Directors or stockholders. At all times maintain provisions in the bylaws of the Company or the Restated Certificate indemnifying all directors against liability to the maximum extent permitted under the laws of State of Delaware.

(xii) Compliance Agreements. The Company will maintain a duly executed Compliance Agreement (which will endure for a minimum of one year) in a form as adopted by the Board of Directors with Rachel King and John Magnani and maintain a commercially reasonable confidentiality and assignment of inventions agreement containing customary terms approved by the Board of Directors with each other employee of the Company and each other independent contractor who has access to the Company’s confidential information.

(xiii) New Developments. Cause all officers and Key Employees and, to the best of the Company’s or any Subsidiary’s ability, consultants of the Company or any Subsidiary, to execute Nondisclosure and Developments Agreements in a form as adopted by the Board of Directors in favor of the Company or any Subsidiary (or, in the case of consultants in such form and substance as is deemed commercially reasonable by the Key Employee) and, where possible and deemed by management to be commercially appropriate based on the advice of legal counsel and other considerations, to file and prosecute United States and foreign patent or copyright applications relating to and protecting such developments on behalf of the Company or any Subsidiary.

(xiv) Meetings of Directors. Hold meetings of the Company’s Board of Directors not less than four (4) times a year on a quarterly basis.

(xv) Expenses of Directors. Promptly reimburse in full, each director of the Company who is not an employee of the Company for all of his reasonable out-of-pocket documented expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

(xvi) Conflicts of Interest. Use commercially reasonable efforts to cause its officers and Key Employees to devote their primary productive time, ability and attention to the business of the Company.

(xvii) Stock Option Plans and Awards. All stock option plans or stock purchase agreements involving employees, directors or consultants of the Company adopted by the Company from time to time shall provide that each option granted or restricted stock purchased thereunder shall vest (A) with respect to 25% of the shares subject to such grant or purchase, one year after the date of such grant or purchase and (B) with respect to the remaining shares subject to such grant or purchase, in equal monthly installments over a period of three years thereafter unless otherwise approved by the affirmative vote of (x) the Board of Directors, or (y) the Compensation Committee of the Board of Directors (which Compensation Committee shall at all times be comprised of at least one of the Series A-1 Directors).

(xviii) Qualified Small Business Stock. Use reasonable efforts to ensure that the Restricted Stock will meet each of the requirements for qualification as “qualified small business stock” set forth in Section 1202(c) of the Code. Submit to the Company’s stockholders (including the Investors) and to the Internal Revenue Service any reports that may reasonably be required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder. In addition, within 10 days after any Investor’s written request therefor, deliver to such Investor information in the Company’s possession which is reasonably requested by such Investor to enable such Investor to determine whether such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

(xix) Real Property Holding Corporation. The Company shall provide prompt notice to NEA following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by NEA, the Company shall provide NEA with a written statement informing NEA whether NEA’s (or its Affiliates) interest in the Company constitutes a United States real property interest. The Company’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to NEA shall be delivered to NEA within 10 days of NEA’s written request therefor. The Company’s obligation to furnish such written statement shall continue notwithstanding the fact that a class of the Company’s stock may be regularly traded on an established securities market or the fact that there is no preferred stock then outstanding.

(xx) Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance expenses incurred by such Fund Director pursuant to the Indemnification Agreement between such Fund Director and the Company (the “Indemnification Agreement”), and shall, to the extent provided in the Indemnification Agreement, be liable for all expenses, judgments, penalties, fines and amounts paid in settlement by or behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or the bylaws of the Company (or the Indemnification Agreement), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

(b) Negative Covenants of the Company. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that, until the consummation of a Qualified Public Offering or, while this Agreement remains outstanding, it will comply with and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, and will not, without the written consent or waiver of the holders of at least a majority in interest of the holders of the Preferred Shares (voting together as a single class and not as separate series and on an as-converted basis):

(i) Assumptions or Guaranties of Indebtedness of Other Persons. Assume, guarantee, endorse or otherwise become directly or contingently liable on, or permit any Subsidiary to assume, guarantee, endorse or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any indebtedness of any other Person, except for trade accounts of the Company or any Subsidiary arising in the ordinary course of business.

(ii) Change in Nature of Business. Except as authorized by the Board of Directors, make or permit any Subsidiary to make, any material change in the nature of its business as contemplated in written materials delivered to the Investors prior to the date hereof.

(iii) Ownership of Subsidiaries. Except as authorized by the Board of Directors, purchase or hold beneficially any stock, other securities or evidences of Indebtedness in, or make any investment in any other Person, excluding a wholly-owned Subsidiary of the Company, if the aggregate financial commitment of the Company related to all such commitments involves more than $10,000 in any 12-month period.

(iv) Issuance of Reserved Employee Shares. Grant to any of its employees options or other rights to purchase Reserved Employee Shares unless authorized by the Company’s Board of Directors or its Compensation Committee (which Compensation Committee shall at all times be comprised of at least one of the Series A-1 Directors).

(v) Dealings with Affiliates and Others. Other than as contemplated by this Agreement or as set forth in Section 4.09 of the Schedule of Exceptions to the Purchase Agreement as delivered at the Closing (as defined in the Purchase Agreement), other than transactions in the ordinary course of business involving less than $25,000, enter into, after the date of this Agreement, any transaction, including, without limitation, any loans or extensions of credit or royalty agreements, with any officer, director or affiliate of the Company or any Subsidiary or any member of their respective immediate families or any corporation or other entity directly or indirectly affiliated with one or more of such officers, directors or members of their immediate families unless such transaction is approved in advance by the disinterested members of the Board of Directors; provided, however, that the Company shall not enter into any transaction with any officer or director of the Company (or any of their respective affiliates) unless such transaction is also approved in advance by the disinterested Board of Directors.

(vi) Maintenance of Ownership of Subsidiaries. Sell or otherwise dispose of any shares of capital stock of any Subsidiary, except to another Subsidiary, or permit any Subsidiary to issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any Subsidiary, except to the Company or another Subsidiary; provided, however, that the Company may liquidate, merge or consolidate any Subsidiary or Subsidiaries into or with itself, provided that the Company is the surviving entity, or into or with another Subsidiary or Subsidiaries.

(vii) Transfers of Technology. Transfer any ownership or interest in, or material rights relating to, any of its material Intellectual Property Rights to any Person or entity which is not a member of the consolidated group of the Company and its Subsidiaries; provided, however, that this Section shall not apply to transfers of Intellectual Property Rights accomplished in the ordinary course of business.

(viii) GlycoTech Agreements. Waive any of its material rights under any agreements with GlycoTech Corporation (together, the “GTC Agreements”) or relieve any other parties to such agreements of any of their material obligations to the Company under the GTC Agreements.

(ix) Agreements with Key Employees. Amend any material provision of or waive any of its material rights under any agreement with any officer or Key Employee of the Company, except to the extent approved by the Board of Directors.

(c) Reporting Requirements. As long as an Investor holds at least 1,000,000 Preferred Shares (as adjusted for stock splits, stock dividends, combinations, subdivisions, recapitalizations and similar events) or until the consummation of an IPO, such Investor shall be entitled to receive the following from the Company; provided, that the Board of Directors has not reasonably determined that such Investor or any of its Affiliates is a competitor of the Company:

(i) Monthly Reports: as soon as available and in any event within 30 days after the end of each calendar month, unaudited financial statements of the Company and its Subsidiaries as of the end of such month and statements of income and retained earnings of the Company and its Subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to monthly budgets, and a cash flow analysis for such month, all in reasonable detail;

(ii) Quarterly Reports: as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, financial statements of the Company and its Subsidiaries as of the end of such quarter and statements of income and cash flows of the Company and its Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to quarterly budgets and a summary discussion of the Company’s principal functional areas, all in reasonable detail and duly certified by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied (subject to year-end audit adjustments);

(iii) Annual Reports: as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated statements of income and of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all such consolidated statements to be duly certified by the chief financial officer of the Company and by such independent public accountants of recognized national standing approved by the Board of Directors;

(iv) Budgets: as soon as available after approval by the Board of Directors and in any event no later than 30 days prior to the end of each fiscal year of the Company, a business plan and monthly operating budgets for the forthcoming fiscal year;

(v) Notice of Adverse Changes: promptly after the occurrence thereof and in any event within 10 business days after each occurrence, notice of any Material Adverse Change in the operations or financial condition of the Company or any material default in any other material agreement to which the Company is a party;

(vi) Written Reports: promptly upon receipt or publication thereof, any written reports submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants or by consultants or other experts in connection with such consultant’s or other expert’s review of the Company’s operations or industry, and written reports prepared by the Company to comply with other investment or loan agreements;

(vii) Notice of Proceedings: promptly after the commencement thereof, notice of all actions, suits, litigations and proceedings pending or, to the knowledge of the Company, threatened against the Company affecting any of its respective properties or assets, or against any officer or director of the Company or, to the knowledge of the Company, any Key Employee or holder of more than 5% of the capital stock of the Company, relating to such person’s performance of duties for the Company or relating to his, her or its stock ownership in the Company or otherwise relating to the business of the Company including, without limiting their generality, actions pending of which the Company is a party or, to the knowledge of the Company, threatened involving the prior employment of any of the Company’s officers or Key Employees in their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employees;

(viii) Stockholders’ and SEC Reports: promptly upon sending, making available, or filing the same, such reports and financial statements as the Company or any Subsidiary shall send or make available to the stockholders of the Company or file with the Commission; and

(ix) Other Information: such other information respecting the business, properties or the condition or operations, financial or other, of the Company or any of its Subsidiaries as any such Investor may from time to time reasonably request.

(d) Genzyme. For the avoidance of doubt, as of the date of this Agreement, Genzyme Corporation shall not be considered a competitor to the Company for purposes of Sections 13(a)(v) and 13(c) and any determination by the Board of Directors after the date of this Agreement that Genzyme is a competitor to the Company shall be made in good faith.

The holders of Restricted Stock hereby covenant and agree that all of the information disclosed to such holders pursuant to the provisions of this Section 13(c) shall be treated in accordance with Section 13(a)(vi) of this Agreement.

14. Miscellaneous.

(a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, that the right of first offer set forth in Section 12 may be assigned in accordance with Section 12F and the registration rights conferred herein on the holders of Preferred Shares, Conversion Shares or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares, Conversion Shares or Restricted Stock if (i) there is transferred to such transferee at least 100,000 shares of Restricted Stock held by such Investor immediately following the final Closing under the Purchase Agreement (as defined therein) (as adjusted for stock splits, stock dividends, combinations, subdivisions, recapitalizations and the like) to the direct or indirect transferor of such transferee or (ii) such transferee is a partner, shareholder or Affiliate of a party hereto (including any fund under common investment management with the transferor).

(b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, delivered by overnight courier service or mailed by certified or registered mail, return receipt requested, addressed as follows:

(i) if to the Company or any other party hereto, at the address of such party set forth in the Purchase Agreement;

(ii) if to any subsequent holder of Preferred Shares, Conversion Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares, Conversion Shares or Restricted Stock) or to the holders of Preferred Shares, Conversion Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

(c) This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

(d) This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and supersedes the Prior Investor Rights Agreement in its entirety. This Agreement may not be terminated, amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority in interest of the Conversion Shares (except that no written consent shall be required to add additional Investors as signatories to this Agreement as provided in Section 14(k) pursuant to the Purchase Agreement or a transfer of shares of Restricted Stock pursuant to which rights under this Agreement are validly assigned).

(e) This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate on the seventh anniversary of the date of a Qualified Public Offering.

(g) If requested in writing by the underwriters for the IPO, each holder of Restricted Stock who is a party to this Agreement shall agree not to directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period not to exceed 180 days following the effective date of the registration statement relating to such offering, which period may be extended upon the request of the managing underwriter, to the extent required by any NASD rules, for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 14(g); and provided, further, however, that any such lock-up agreement shall provide that if the managing underwriter releases any shares from the lock-up with respect to such offering prior to the scheduled expiration date, the managing underwriter shall contemporaneously release a pro rata portion of the Restricted Stock from such lock-up.

(h) Without the prior written consent of the holders of a majority of the Conversion Shares and other than as provided in Section 14(k) below, the Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect; provided, however, that the Company may grant to a third party piggy-back registration rights upon the approval of such grant by the unanimous consent of the Board of Directors of the Company, and the addition of additional Investors as signatories to this Agreement shall not constitute a grant inconsistent with the rights herein.

(i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

(j) All shares of Restricted Stock held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

(k) Any purchaser of Preferred Stock pursuant to the Purchase Agreement shall become a party to this Agreement by executing and delivering to the Company a counterpart to this Agreement. Upon such execution and delivery, such purchaser shall be deemed to be an “Investor” hereunder with all of the rights and obligations thereof. The execution and delivery of such counterparts, and the updates of Exhibit 1.01 as a result thereof, shall not constitute an amendment under Section 14 of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

GLYCOMIMETICS, INC.

By:	/s/ Rachel King

Rachel King
Chief Executive Officer

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partnership, its
General Partner

By:
Name:
Title:

NEW ENTERPRISE ASSOCIATES 13, L.P.

By:	NEA Partners 13, L.P., its general partner

By:	NEA 13 GP, LTD, its general partner

By:
Name:
	Title:	Director

ALLIANCE TECHNOLOGY VENTURES III, LP

By:	ATV III Partners, its General Partner

By:
	Name:	Michael A. Henos
	Title:	Manager

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

GLYCOMIMETICS, INC.

By:
Rachel King
Chief Executive Officer

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partnership, its
General Partner

By:	/s/ Charles W. Newhall, III

	Name:	Charles W. Newhall, III
	Title:	General Partner

NEW ENTERPRISE ASSOCIATES 13, L.P.

By:	NEA Partners 13, L.P., its general partner

By:	NEA 13 GP, LTD, its general partner

By:	/s/ Charles W. Newhall, III

	Name:	Charles W. Newhall, III
	Title:	Director

ALLIANCE TECHNOLOGY VENTURES III, LP

By:	ATV III Partners, its General Partner

By:
	Name:	Michael A. Henos
	Title:	Manager

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

GLYCOMIMETICS, INC.

By:
Rachel King
Chief Executive Officer

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partnership, its
General Partner

By:
Name:
Title:

NEW ENTERPRISE ASSOCIATES 13, L.P.

By:	NEA Partners 13, L.P., its general partner

By:	NEA 13 GP, LTD, its general partner

By:
Name:
	Title:	Director

ALLIANCE TECHNOLOGY VENTURES III, LP

By:	ATV III Partners, its General Partner

By:	/s/ Michael A. Henos

	Name:	Michael A. Henos
	Title:	Manager

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

ATV III AFFILIATES FUND, LP

By:	ATV III Partners, its General Partner

By:	/s/ Michael A. Henos

	Name:	Michael A. Henos
	Title:	Manager

Mary K. Mahley

NOVARTIS BIOVENTURES LTD

By:	Novartis Venture Fund

By:
Name:
Title:

GLYCOTECH CORPORATION

By:
	Name:	John Magnani, Ph.D.
	Title:	President and Chief Executive Officer

John Magnani, Ph.D.

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

ATV III AFFILIATES FUND, LP

By:	ATV III Partners, its General Partner

By:
	Name:	Michael A. Henos
	Title:	Manager

/s/ Mary K. Mahley

Mary K. Mahley

NOVARTIS BIOVENTURES LTD

By:	Novartis Venture Fund

By:
Name:
Title:

GLYCOTECH CORPORATION

By:
	Name:	John Magnani, Ph.D.
	Title:	President and Chief Executive Officer

John Magnani, Ph.D.

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

ATV III AFFILIATES FUND, LP

By:	ATV III Partners, its General Partner

By:
	Name:	Michael A. Henos
	Title:	Manager

Mary K. Mahley

NOVARTIS BIOVENTURES LTD

~~By: Novartis Venture Fund~~

By:	/s/ H. S. Zivi

	Name:	H. S. Zivi
	Title:	Deputy Chairman

GLYCOTECH CORPORATION

By:
	Name:	John Magnani, Ph.D.
	Title:	President and Chief Executive Officer

John Magnani, Ph.D.

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

ATV III AFFILIATES FUND, LP

By:	ATV III Partners, its General Partner

By:
	Name:	Michael A. Henos
	Title:	Manager

Mary K. Mahley

NOVARTIS BIOVENTURES LTD

By:	Novartis Venture Fund

By:
Name:
Title:

GLYCOTECH CORPORATION

By:	/s/ John Magnani, Ph.D.

	Name:	John Magnani, Ph.D.
	Title:	President and Chief Executive Officer

/s/ John Magnani, Ph.D.

John Magnani, Ph.D.

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

U.S. SMALL BUSINESS ADMINISTRATION AS RECEIVER FOR ANTHEM CAPITAL II, L.P.

By:	/s/ Thomas G. Morris

Thomas G. Morris
Director, Office of SBIC Liquidation

PINTO TECHNOLOGY VENTURES, L.P.

By:	Pinto Technology Ventures G.P., L.P.
its General Partner

By:
Evan S. Melrose, M.D.
Managing Director

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:
Name:
Title:

Lauren M. Nehra

Katie S. Nehra

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

ANTHEM CAPITAL II, L.P.

By:	Anthem Capital Partners, LLC
Its:	General Partner

By:
William M. Gust
Manager

PINTO TECHNOLOGY VENTURES, L.P.

By:	Pinto Technology Ventures G.P., L.P.
its General Partner

By:	/s/ Evan S. Melrose, M.D.

Evan S. Melrose, M.D.
Managing Director

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:
Name:
Title:

Lauren M. Nehra

Katie S. Nehra

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

U.S. SMALL BUSINESS ADMINISTRATION AS RECEIVER FOR ANTHEM CAPITAL II, L.P.

By:
Thomas G. Morris
Director, Office of SBIC Liquidation

PINTO TECHNOLOGY VENTURES, L.P.

By:	Pinto Technology Ventures G.P., L.P.
its General Partner

By:
Evan S. Melrose, M.D.
Managing Director

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:	/s/ James L. Henry

	Name:	James L. Henry
	Title:	Program Director, Office of Finance
Programs

Lauren M. Nehra

Katie S. Nehra

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

U.S. SMALL BUSINESS ADMINISTRATION AS RECEIVER FOR ANTHEM CAPITAL II, L.P.

By:
Thomas G. Morris
Director, Office of SBIC Liquidation

PINTO TECHNOLOGY VENTURES, L.P.

By:	Pinto Technology Ventures G.P., L.P.
its General Partner

By:
Evan S. Melrose, M.D.
Managing Director

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:
Name:
Title:

/s/ Lauren M. Nehra

Lauren M. Nehra

Katie S. Nehra

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

U.S. SMALL BUSINESS ADMINISTRATION AS RECEIVER FOR ANTHEM CAPITAL II, L.P.

By:
Thomas G. Morris
Director, Office of SBIC Liquidation

PINTO TECHNOLOGY VENTURES, L.P.

By:	Pinto Technology Ventures G.P., L.P.
its General Partner

By:
Evan S. Melrose, M.D.
Managing Director

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:
Name:
Title:

Lauren M. Nehra

/s/ Katie S. Nehra

Katie S. Nehra

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

GENZYME CORPORATION

By:	/s/ Richard Douglas, PhD

	Name:	Richard Douglas, PhD
	Title:	Senior Vice President

Claudia Henos

RSN ENTERPRISES LLC

By:
	Name:	Ralph Snyderman
Title:

ESTATE OF LANGLEY B. KENZIE. ROSS B. KENZIE, ADMINISTRATOR

Ross B. Kenzie
Administrator

Ross B. Kenzie

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

GENZYME CORPORATION

By:
	Name:	Richard Douglas, PhD
	Title:	Senior Vice President

/s/ Claudia Henos

Claudia Henos

RSN ENTERPRISES LLC

By:
	Name:	Ralph Snyderman
Title:

ESTATE OF LANGLEY B. KENZIE, ROSS B. KENZIE, ADMINISTRATOR

Ross B. Kenzie
Administrator

Ross B. Kenzie

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

GENZYME CORPORATION

By:
	Name:	Allison Robbins
Title:

Claudia Henos

RSN ENTERPRISES LLC

By:	/s/ Ralph Snyderman

	Name:	Ralph Snyderman
	Title:	President

ESTATE OF LANGLEY B. KENZIE, ROSS B. KENZIE, ADMINISTRATOR

Ross B. Kenzie
Administrator

IN WITNESS WHEREOF, the parties have executed and delivered this Amended and Restated Investor Rights Agreement as of the date first above written.

GENZYME CORPORATION

By:
	Name:	Richard Douglas, PhD
	Title:	Senior Vice President

Claudia Henos

RSN ENTERPRISES LLC

By:
	Name:	Ralph Snyderman
Title:

ESTATE OF LANGLEY B. KENZIE, ROSS B. KENZIE, ADMINISTRATOR

/s/ Ross B. Kenzie

Ross B. Kenzie
Administrator

/s/ Ross B. Kenzie

Ross B. Kenzie

Exhibit 1.01

GLYCOMIMETICS, INC.

SCHEDULE OF INVESTORS

Investor	No. of Series A-1 Preferred Shares	No. of Converted Shares

John Magnani, Ph.D 325 West Side Drive, Apartment 101 Gaithersburg, MD 20878	32,918	32,000

GlycoTech Corporation 14915 Broschart Road, Suite 200 Rockville, MD 20850	—	16,000

New Enterprise Associates 10, Limited Partnership 1119 St. Paul Street Baltimore, MD 21202	11,250,850	1,938,193

New Enterprise Associates 13, Limited Partnership 1119 St. Paul Street Baltimore, MD 21202	11,824,058	—

Alliance Technology Ventures III, L.P. 8995 Westside Parkway Suite 200 Alpharetta, GA 30004	1,103,540	379,363

ATV III Affiliates Fund, L.P. 8995 Westside Parkway Suite 200 Alpharetta, GA 30004	11,150	4,431

Novartis Bioventures Ltd. 131 Front Street Hamilton HM 12 Bermuda	1,157,267	111,515

Investor	No. of Series A-1 Preferred Shares	No. of Converted Shares

Mary K. Mahley c/o Ross Kenzie P.O. Box 268 Derby, N.Y. 14047 rossbk@octhouse.com	58,173	26,373

Ross Kenzie P.O. Box 268 Derby, N.Y. 14047 rossbk@octhouse.com	19,706	—

Anthem Capital II, L.P. 16 South Calvert Street, Suite 800 Baltimore, MD 21202	1,121,646	232,003

Pinto Technology Ventures, L.P. 1600 Smith Street, Suite 3900 Houston, Texas 77022	—	165,716

Maryland Department Of Business and Economic Development 217 East Redwood Street, 11th Floor Baltimore, MD 21202	—	63,995

Katie S. Nehra c/o N. Partners LLC 12 Blythewood Road Baltimore, Maryland 21210 Phone: (410) 323- 0492 Fax: (410) 323-6119	42,050	6,373

Lauren Nehra c/o N. Partners LLC 12 Blythewood Road Baltimore, Maryland 21210 Phone: (410) 323- 0492 Fax: (410) 323-6119	42,050	6,373

Estate of Langley H. Kenzie, Ross B. Kenzie, Administrator P.O. Box 268 Derbym NY 14047	62,447	—

Genzyme Corporation Allison Robbins, MBA, CFA Genzyme Ventures Genzyme Center	3,941,352	—

Investor	No. of Series A-1 Preferred Shares	No. of Converted Shares
500 Kendall Street, 12th Floor Cambridge, MA 02142

Claudia Henos 8019 Warwick Gardens Lane University Park, FL 34201	39,413	—

Ralph Snyderman RSN Enterprises LLC 5800 Ten Springs Lane Durham, NC 27705	19,706	—